SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 1, 1998
                                                        -----------------

                                CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


          Bermuda                    0-24521                   Not Applicable
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)



Cedar House, 41 Cedar Ave., Hamilton, Bermuda                        HM 12
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, including area code (441) 295-2244
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.
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     On September 2, 1998,  CoreComm  Incorporated ("Old CoreComm")  conducted a distribution to its shareholders of all the common stock of its wholly owned subsidiary, CoreComm Limited, a Bermuda company (the "Company"). On that date the Company traded on the Nasdaq National Market on a when issued basis under the symbol "COMFV". On September 3, 1998, the Company commenced trading under its permanent symbol "COMMF".


Item 7.   Financial Statements and Exhibits
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          Exhibits

99.1      Press release, dated September 1, 1998


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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  CORECOMM LIMITED
                                    (Registrant)


                                  By: /s/ Richard J. Lubasch
                                  ---------------------------------------------
                                  Name:   Richard J. Lubasch
                                  Title:  Senior Vice President-General Counsel
                                            and Secretary



Dated: September 4, 1998

                                  EXHIBIT INDEX
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Exhibit                                                                  Page
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99.1     Press release, dated September 1, 1998